                                 EXHIBIT 10.105

[LOGO] Perpetual Software  SPSS Inc.               Sales Telephone 800.543.2185
       License Agreement   233 South Wacker Drive  Sales Fax 312.651.3668
                           Chicago, IL 60606-6307
                           312.651.3000

SPSS Inc. ("SPSS"), a ____ corporation with a place of business at the address set forth above, and Quaker Fabric Corporation of Fall River, a Massachusetts corporation with a place of business at the address set forth above ("LICENSEE") agree as follows:

1.   Grant and Schedules

1.1 (a) SPSS grants to LICENSEE and its Affiliates a worldwide, non-exclusive, paid-up, perpetual, irrevocable license to use, load, execute, display, perform, reproduce, configure and operate the computer software products specified in SCHEDULE A attached hereto or subsequently executed by the parties (hereinafter the "SOFTWARE").

     (b) SCHEDULE A, as amended from time to time by the written agreement of the parties, which is made a part hereof with the same effect as if each and every provision thereof were set forth in full herein, also provides details of any other conditions related to the license granted hereunder and any other matters that are in addition to those set forth in this Agreement. In the event of any inconsistencies between the terms of this Agreement and any SCHEDULE hereto, the terms and conditions in a given SCHEDULE hereto shall take precedence over the terms and conditions in this Agreement.

     (c) For purposes of this Agreement, the term "Affiliates" means, with respect to any party, any other entity Controlling, Controlled by or under common Control with such party, where the term "Control" and its derivatives means possessing, directly or indirectly, ownership of fifty percent (50%) or more of the voting securities of an entity.

1.2 SPSS will provide the SOFTWARE to the site designated by LICENSEE within five (5) days of the Effective Date or for any subsequent purchase within five (5) days of the Effective Date of the applicable Schedule.

1.3 LICENSEE may from time to time order other software products from SPSS pursuant to this Agreement and the appropriate SCHEDULE, and if such orders are accepted in writing by SPSS, these products shall be considered to be included in the definition of SOFTWARE. LICENSEE may submit subsequent orders for other products SPSS makes available under this Agreement.

1.4 LICENSEE may make and operate a reasonable number of copies of Client and Server SOFTWARE for operations, archival and backup purposes, in each case subject to compliance with the license terms for such SOFTWARE set forth in SCHEDULE A hereto. All copies of SOFTWARE shall remain subject to all terms of this Agreement, and shall include the copyright notice and any other proprietary notice set forth on the electronic copy of the SOFTWARE delivered by SPSS to LICENSEE, and at a minimum shall include the following:

                       "Copyright SPSS Inc. ______ (year)
                         Licensed Property of SPSS Inc.
                              All rights reserved"

     This notice must appear internally in machine-readable form on each electronic copy of the SOFTWARE. LICENSEE further agrees to complete the customization process described in the documentation before making any copies of the SOFTWARE.

1.5 SPSS will provide to LICENSEE one (1) electronic copy of the printed manual with the master copy of the SOFTWARE delivered in accordance with Section
     1.2 above. LICENSEE shall have the right to make a reasonable number of copies of the manual and LICENSEE and its Affiliates shall have the right to use such manual in connection with the license granted in Section 1.1 above.

1.6 Except as expressly set forth herein, SPSS retains all title and ownership rights to the SOFTWARE, including all copies duplicated by LICENSEE under this Agreement.

1.7 LICENSEE may permit use of and access to the SOFTWARE under this Agreement by LICENSEE's or its Affiliates' (a) third party consultants, agents, outsourcers and other contractors who are acting on behalf of or providing services to LICENSEE or its Affiliates, or (b) through the SOFTWARE's web-enabled interfaces, LICENSEE'S customers, vendors, suppliers or other business partners who have a need to access or exchange data with the SOFTWARE in order to view and generate reports and data (collectively, "Authorized Third Parties"). In each case, LICENSEE shall require that such third parties accessing or using the SOFTWARE comply with the relevant restrictions contained herein.

2.   Maintenance

2.1 SPSS will provide LICENSEE with on-going maintenance (as described in this Section 2) of the SOFTWARE (and all subsequent releases thereof) ("Maintenance") for the Maintenance Term described in Section 3.3 hereof.

2.2 Maintenance, as used in this Agreement, includes (i) SPSS's provision to LICENSEE of all enhancements, upgrades, new releases, corrections and improvements to the SOFTWARE and manuals, when and if developed by SPSS or its Affiliates and as otherwise set forth in SCHEDULE C attached hereto,
     (ii) SOFTWARE error or deficiency correction as further described below and in SCHEDULE C attached hereto; and (iii) technical assistance via the telephone or email to LICENSEE's designated support representative as further described below and in SCHEDULE C attached hereto. Maintenance shall cover the current and one (1) prior release of the SOFTWARE, provided that in no case shall SPSS discontinue Maintenance for any release of the SOFTWARE sooner than 12 months following its delivery to LICENSEE. Unless otherwise specified in this Agreement or in SCHEDULE C, maintenance does not cover hardware, operating system, network or third party software not provided by SPSS. Any troubleshooting by SPSS in relation to such third party items will, with the prior written agreement of LICENSEE, be considered Consulting Services and be charged for and treated in accordance with Section 6 below.

2.3 SPSS shall be required to provide technical support only to the technical support and information technology personnel of LICENSEE.

2.4 SPSS and LICENSEE shall execute concurrently with this Agreement a "preferred beneficiary" source code escrow agreement with DSI Technology Escrow Services (the "Escrow Agent"), and such escrow agreement is attached hereto as SCHEDULE D (the "Escrow Agreement"), for the deposit of the Source Code Form (as defined below) of the SOFTWARE into escrow no later than five days following the execution hereof. SPSS hereby grants to LICENSEE a worldwide, perpetual, irrevocable, royalty-free, paid-up right and license, to (a) use, execute, load, copy, modify, prepare derivative works, display and perform all or a portion of the Source Code Form of the SOFTWARE to support, correct and enhance the SOFTWARE for the internal business purposes of LICENSEE and its Affiliates; and (b) compile such Source Code Form (including modifications thereto and derivative works thereof) into object code form and use and execute such object code for the internal business purposes of LICENSEE and its Affiliates. As specified in the Escrow Agreement, the LICENSEE shall be entitled to access the Source Code Form of the SOFTWARE only upon the occurrence of one or more of the following events triggering release of the Source Code Form of the
     SOFTWARE: (i) SPSS's material breach of its, maintenance or support obligations, which breach is not cured within thirty (30) days following notification thereof by LICENSEE; (ii) the termination of this Agreement by LICENSEE pursuant to Section 5.2(b) hereof, (iii) SPSS's failure to continue to do business in the ordinary course, (iv) SPSS becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, or (v) SPSS fails to provide an update of the SOFTWARE which is compatible with a new version of the IBM OS400 operating system within one year following IBM's general release of such new version (collectively, "Release Conditions"). As used above, for purposes of this Agreement, the term "Source Code Form" shall means a form of software code in which a computer program's logic is easily deduced by a human being with reasonable skill in the art. Notwithstanding the foregoing, this Section 2.4 shall not apply to "Essbase/400" software licensed by SPSS from Hyperion Solutions Corporation, provided, however, that in the event of the occurrence of any Release Condition as set forth above, LICENSEE shall have the right to procure licenses, support and other services directly from Hyperion Solutions Corporation for use in connection with SOFTWARE, and SPSS shall secure on behalf of LICENSEE a credit with Hyperion Solutions Corporation (or its Affiliate, as the case may be) in an amount equal to amounts paid by LICENSEE to SPSS for "Essbase" software maintenance.

2.5 During the Maintenance Term, SPPS shall make available to LICENSEE the training courses for the SOFTWARE in accordance with SCHEDULE E attached hereto and at the prices set forth therein.

3.   Payments

3.1 Subject to the terms and conditions hereof, LICENSEE agrees to pay SPSS the License Fees specified in SCHEDULE A within one hundred and twenty (120) days from the Effective Date, provided that the SOFTWARE is not returned by LICENSEE to SPSS or this Agreement is not terminated by LICENSEE as a result of SPSS's breach of its warranty obligations prior to such 120th day and fails to cure the breach of warranty obligation in accordance with the cure period set forth in Section 5.2a. In addition, LICENSEE shall pay SPSS such amounts shown in each Statement of Work and/or Services Authorization Form for Consulting Services within sixty (60) days from the date that LICENSEE accepts the relevant deliverables or services. SPSS shall render invoices in accordance with the schedule set forth in each such Statement of Work and/or Services Authorization Form for Consulting Services. All amounts are non-refundable except where otherwise indicated in this Agreement or as provided by law.

3.2 If LICENSEE orders and SPSS accepts a subsequent order per Section 1.3, then LICENSEE agrees to pay the applicable licensee fees for the SOFTWARE within sixty (60) days from the date of LICENSEE's acceptance of such SOFTWARE.

3.3 (a) LICENSEE shall pay fees ("Maintenance Fees") in respect of the Maintenance services as set forth in this Section 3.3. SPSS shall provide Maintenance to LICENSEE for every period for which LICENSEE pays Maintenance Fees as set forth in this Section 3.3. The initial period for which SPSS shall provide Maintenance to LICENSEE, and LICENSEE shall pay the Maintenance Fees set forth in
     Section 3.3(b) below, shall be for the period starting upon the Effective Date and ending upon the first anniversary thereafter (the "Initial Period"). Thereafter, SPSS' obligation to provide Maintenance, and LICENSEE's obligation to pay the corresponding Maintenance Fees for such Maintenance, shall automatically renew for additional successive terms of one (1) year upon expiration of the Initial Period and each anniversary of the expiration of the Initial Period (the Initial Period, and each such annual period, are hereinafter referred to individually as an "Annual Maintenance Period", and collectively, the "Maintenance Term"), unless written notice of non-renewal of Maintenance is provided to SPSS by LICENSEE at least forty-five (45) days prior to the next renewal date.

     (b) For the Initial Period, the Maintenance Fee shall be $25,400. Thereafter, the annual Maintenance Fee shall be $31,750, subject to increase by SPSS upon written notice to LICENSEE not less than sixty (60) days prior to the expiration of the then-current Annual Maintenance Period at a rate not to exceed a percentage equal to the published U.S. Bureau of Labor Statistics consumer price index (all cities' average) for the immediately preceding calendar year.

     (c) LICENSEE shall have the right to reinstate maintenance services following its election not to renew maintenance at any time, provided, however, that if LICENSEE elects to resume Maintenance for the SOFTWARE following non-renewal, LICENSEE shall pay in advance a reinstatement fee equal to ten percent (10%) of the Maintenance Fees that otherwise would have become due for each year in which LICENSEE elected not to receive Maintenance, plus a pro-rated portion of the Maintenance Fee due for the balance of the next Annual Maintenance Period.

3.4 All payments are exclusive of any tariffs, duties or taxes imposed or levied by any government or governmental agency. LICENSEE shall be liable for payment of all such taxes, however designated, levied or based on LICENSEE's possession or use of the SOFTWARE or on this Agreement, including without limitation, state or local sales, use, value-added and personal property tax, but excluding any tax on the net income of SPSS.

3.5 Notwithstanding anything to the contrary in this Agreement, to the extent that SPSS is late in delivering or providing to LICENSEE any product or service that SPSS is required to deliver or make available to LICENSEE hereunder, the time for performance of LICENSEE's obligations hereunder related to such product or service, including payment obligations, shall be extended for a corresponding period of time.

4.   Restricted Use

4.1 The Server SOFTWARE may be installed and operated under this Agreement only on computer servers which are owned, controlled or leased by LICENSEE or its Affiliates or authorized third parties.

4.2 LICENSEE agrees to use the SOFTWARE only the internal requirements of LICENSEE or its Affiliates and not for commercial timesharing, rental, or service bureau use.

4.3 Subject to the software escrow provisions set forth in Section 2.5 hereof, LICENSEE agrees not (a) to create, or attempt to create, or authorize or help others to create the source code from the SOFTWARE furnished pursuant to this Agreement, or (b) to reverse engineer or decompile the SOFTWARE.

5.   Term And Termination

5.1 This Agreement shall commence on the date hereof and continue in effect indefinitely, unless earlier terminated in accordance with this Section 5.

5.2 (a) If either party materially defaults in the performance of any of its duties or obligations under this Agreement, which default is not cured within 30 days after written notice is given to the defaulting party specifying such default, the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement as of the date of receipt by the defaulting party of such notice.

     (b) Subject to Title 11, United States Code, if either party becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party may, by giving written notice thereof to such party, terminate this Agreement as of a date specified in such notice of termination.

     (c) LICENSEE shall have the right to terminate this Agreement as set forth in 7.2, if SPSS fails to cure in the timeframe set forth in Section 5.2a above, and 8.4.

5.3 Upon termination of this Agreement by SPSS pursuant to Section 5.2(a) or 5.2(b) above, LICENSEE shall pay promptly any undisputed fees which may be due. Notwithstanding anything to the contrary, this Section 5.3 and the following additional Sections and Articles shall survive the termination of this Agreement for any reason: 1.1, 1.4, 1.5, 1.6, 1.7, 2.1 through 2.5, 3.1, 3.3, 3.4, 4.1 through 4.4, 6.2, 7 and 8. For the avoidance of doubt, once LICENSEE has paid the full amount of the License Fee specified in SCHEDULE A, the licenses granted to LICENSEE in Section 1.1 hereof and SCHEDULE A hereto and all related rights hereunder shall become irrevocable and will survive any termination of this Agreement for any reason other than termination by LICENSEE under Section 7.2, and SPSS shall have no right to terminate such licenses for any reason.

6.   Consulting Services

6.1 From time to time during the term of this Agreement as mutually agreed by the parties, SPSS may provide LICENSEE certain Consulting Services such as development of SOFTWARE customizations, training and the like. For each Consulting Services project the parties will agree in advance a written Statement of Work and/or Services Authorization Form (each, a "Statement of Work"), which will contain a description of the Consulting Services to be performed, a description of and specifications for the deliverables to be provided to LICENSEE as a result of such Consulting Services ("Deliverables"), an estimated timeline, fees, and all additional terms that are applicable to the project. A Statement of Work must be signed by both parties prior to SPSS beginning the project and it may only be modified by a change order signed by both parties. Each Statement of Work (including any executed change order) shall be deemed a part of this Agreement. In the event of any conflict between the terms of this Agreement and a Statement of Work, the terms of the Statement of Work shall prevail. In the event that any Statement of Work contains one or more fee estimates, the parties agree that in no event shall the actual fees charged by SPSS to LICENSEE for the completion of the work set forth therein exceed one hundred and ten percent (110%) of such fee estimates unless LICENSEE is requesting work to be performed that is different than what is set forth in the particular Statement of Work.

6.2 Except as otherwise agreed in a Statement of Work on a case-by-case basis, LICENSEE shall own all right, title and interest (including, without limitation, all patents, copyrights, trade secrets, and other intellectual property) in and to all Deliverables, and any ideas, know-how and programs which may be developed by SPSS or a subcontractor as a result of the provision of Consulting Services to LICENSEE hereunder. SPSS hereby agrees to assign to LICENSEE and, at the request of SPSS, shall execute and deliver to LICENSEE without further consideration, such documents, assignments and instruments required by LICENSEE in order to evidence and effect the foregoing assignments. Notwithstanding anything to the contrary herein, SPSS and its personnel shall be free to use and employ the generalized skills and expertise resulting from its provision of the Consulting Services.

6.3 SPSS shall discuss in good faith with LICENSEE the availability, if any, of maintenance and support services for any Deliverables proposed to be provided under a Statement of Work. If agreed in a Statement of Work on a case-by-case basis, SPSS shall provide Maintenance for the Deliverables provided to LICENSEE under Statements of Work hereunder. The foregoing shall not be construed to limit or modify in any way the obligation of SPSS to provide Maintenance with respect to the SOFTWARE.

6.4 Either party may terminate a Statement of Work if the other party fails to cure its material breach thereof within thirty (30) days after written notice from the other party of such breach. In addition, LICENSEE may terminate a Statement of Work at any time without cause with thirty (30) days prior written notice to SPSS. Upon early termination of a Statement(s) of Work by LICENSEE without cause, LICENSEE shall pay to SPSS all amounts due to SPSS for work performed by SPSS through the date of termination. Termination of a Statement(s) of Work shall not constitute a basis for SPSS's termination of this Agreement under Section 5 hereof. Upon the termination of this Agreement, all Statements of Work shall automatically terminate.

6.5 All Deliverables shall be subject to the testing and acceptance procedures of in the applicable Statement of Work (if any). Upon acceptance by LICENSEE pursuant to the Statement of Work or, if the Statement of Work does not contain acceptance testing procedures, upon delivery to LICENSEE, Deliverables shall be considered to constitute "SOFTWARE" for all purposes hereunder.

6.6 SPSS shall perform all Consulting Services in a timely, professional and workmanlike manner in accordance with the relevant Statement(s) of Work and the highest standards prevailing in the industry. All Deliverables provided under the Statements of Work shall, for a period of one hundred and eighty
     (180) days from their delivery to LICENSEE, operate substantially in accordance with the specifications and descriptions set forth in the Statement of Work and their documentation, and without material error or interruption, provided that the Deliverables are operated substantially in accordance with their documentation.

6.7 In the event that the Deliverables do not comply with the warranties set forth herein, SPSS upon notification from LICENSEE will begin the process of duplicating the error and, if it is an error in the Deliverable that causes the deliverable to be in breach of the warranty set forth in Section
     6.6 above, begin the process of correcting such error. SPSS shall correct such non-compliance within the timeframes set forth in Section 5.2a above. If SPSS fails to provide corrected Deliverables to LICENSEE within such timeframes, LICENSEE may terminate the Statement of Work and return the Deliverables to SPSS for a full refund of all amounts paid by LICENSEE under the Statement of Work.

7.   Warranties

7.1  SPSS hereby represents and warrants to LICENSEE that:

     (a) SPSS has all right, title, interest and authority necessary in order to grant the licenses and rights granted herein;

     (b) The SOFTWARE as delivered to LICENSEE (including Deliverables) does not, to SPSS's knowledge, infringe, and LICENSEE's use of the SOFTWARE in accordance with this Agreement will not, to SPSS's knowledge, infringe, any patent, copyright, trademark or other intellectual property right of any third party, nor constitute a misappropriation of any trade secret; no claim has been brought or threatened against SPSS or its Affiliates or suppliers alleging any of the foregoing; and

     (c) SPSS will ensure that the SOFTWARE, including any additional elements, updates, enhancements, upgrades or other modifications delivered to LICENSEE hereunder, does not contain any (i) program code or programming instruction or set of instructions intentionally designed to disrupt, disable, harm, interfere with or otherwise adversely affect computer programs, data files or operations; or (ii) other code typically described as a virus or by similar terms, including Trojan horse, worm or backdoor.

7.2 (a) SPSS represents and warrants to LICENSEE that the SOFTWARE will, for a period of two hundred ten (210) days from the Effective Date, operate substantially in accordance with the specifications and descriptions set forth in SCHEDULE B attached hereto and its documentation (collectively, the "Specifications"), and without material error or interruption, provided that the SOFTWARE is operated substantially in accordance with its documentation.

     (b) In the event that the SOFTWARE does not comply with the warranties set forth herein, SPSS upon notification from LICENSEE will begin the process of duplicating the error and, if it is an error in the SOFTWARE that causes the SOFTWARE to be in breach of the warranty set forth in 7.2a, begin the process of correcting such error. SPSS shall correct such non-compliance within the timeframes set forth in Section 5.2a above. If SPSS fails to provide corrected SOFTWARE to LICENSEE within such timeframe, LICENSEE may terminate this Agreement and return the SOFTWARE to SPSS for a full refund of all amounts paid by LICENSEE hereunder.

7.3 SPSS warrants that all Maintenance services and other services provided under this Agreement shall be provided in a timely, professional and workmanlike manner in accordance with the highest standards prevailing in the industry.

7.4 (a) EXCEPT FOR THE WARRANTIES PROVIDED IN THIS AGREEMENT, THERE ARE NO WARRANTIES EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED.

     (b) EXCEPT FOR (I) SPSS'S INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 7.5 HEREOF, (II) A BREACH BY SPSS OF SECTION 8.6 HEREOF, OR (III) PROPERTY DAMAGE OR PHYSICAL INJURY OR DEATH, IN NO EVENT SHALL EITHER PARTY BE RESPONSIBLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, EVEN IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     (c) EXCEPT FOR (I) SPSS'S INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 7.5 HEREOF, (II) A BREACH BY SPSS OF SECTION 8.6 HEREOF, OR (III) PROPERTY DAMAGE OR PHYSICAL INJURY OR DEATH, NEITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL IN ANY EVENT EXCEED THE AGGREGATE AMOUNT OF LICENSE AND OTHER FEES PAID OR PAYABLE HEREUNDER PLUS $100,000.

7.5 (a) SPSS agrees to indemnify, defend, and hold harmless LICENSEE and its officers, directors, employees, agents, Authorized Third Parties and Affiliates (the "Indemnified Parties") from and against any and all third party claims, demands, costs, actions, costs, damages, settlements and liabilities (including all reasonable attorneys' fees and court costs) of any kind whatsoever, arising directly or indirectly out of claims that any use of the SOFTWARE or any Deliverables in accordance with this Agreement infringe on the intellectual property rights of a third party or constitutes a misappropriation of the trade secrets of a third party, or has caused any other injury to any third party. LICENSEE shall provide SPSS with prompt notice of any such claim or action. SPSS shall have sole control over the defense or settlement of any such claim, provided that LICENSEE may participate in the defense of any claim through its own counsel, and at its own expense. SPSS shall not agree to any settlement of any such claim that does not include a complete release of LICENSEE from all liability with respect thereto or that imposes any liability, obligation or restriction on LICENSEE with the prior written consent of LICENSEE.

     (b) SPSS shall have no obligation for any claim of infringement arising from (i) the modification of the SOFTWARE by LICENSEE without SPSS prior approval, where such infringement would not have arisen but for such modification; or (ii) any combination of the SOFTWARE with products not supplied by LICENSOR and not contemplated by the Specifications, where such infringement would not have arisen but for such combination.

     (c) In the event that any SOFTWARE is held in a suit or proceeding to infringe any intellectual property rights of a third party (or constitute the misappropriation of a trade secret of a third party) and the use of such SOFTWARE is enjoined, or LICENSEE has an objective basis for believing that the SOFTWARE is likely to be found to infringe or constitute a misappropriation, or likely to be enjoined, then SPSS shall, at its expense, either (i) secure for LICENSEE the right to continue using the SOFTWARE, or (ii) replace or modify the SOFTWARE so that it becomes non-infringing; provided, however, if (i) and (ii) are not reasonably practicable,

     SPSS shall refund to LICENSEE all amounts paid hereunder for the affected SOFTWARE, provided, however, that such refund shall be subject to reduction on a straight line depreciation basis over a period of five (5) years starting as of the date that the most recent infringing version of the SOFTWARE is provided to LICENSEE.

8.   General Provisions

8.1 LICENSEE agrees that this Agreement may not be assigned and that SOFTWARE may not be transferred or sublicensed without the prior written consent of SPSS which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that LICENSEE shall have the right to assign any of its rights and obligations under this Agreement without the consent or approval of SPSS (i) to an entity which acquires all or substantially all of the assets of LICENSEE relating to the subject matter hereof, or
     (ii) to any subsidiary or Affiliate or successor in a merger, acquisition, restructuring or reorganization of LICENSEE, provided that such assignee assumes in writing LICENSEE's obligations hereunder.

8.2 LICENSEE grants SPSS the right to engage an independent third party consultant reasonably acceptable to LICENSEE to conduct, at SPSS's sole expense, a reasonable audit during normal business hours upon no less than thirty (30) days prior written notice to LICENSEE once per calendar year to verify that LICENSEE is using the SOFTWARE pursuant to the provisions of this Agreement. LICENSEE agrees to allow SPSS reasonable access to LICENSEE's premises and to use commercially reasonable efforts to cooperate in the conduct such an audit.

8.3 This agreement together with all SCHEDULE(s) attached hereto (the "Agreement") supersedes all prior agreements, proposals, representations and communications between the parties relating to the subject matter herein. In the case of conflict between this Agreement and purchase orders issued for the SOFTWARE, the terms of this Agreement shall prevail.

8.4 SPSS shall not be liable for delays or nonperformance of this Agreement to the extent caused by fires, accidents or other force majeure events beyond the control of SPSS; provided, however, that if SPSS fails to comply with the terms and conditions of this Agreement for a period of thirty (30) days or more as a result of one or more force majeure events, LICENSEE shall have the right to terminate this Agreement upon written notice to SPSS.

8.5 SPSS shall have no right to use LICENSEE's name in marketing, advertising and public relations material without LICENSEE's prior written consent, on a case-by-case basis.

8.6 (a) Each party shall hold strictly confidential and shall not disclose to any third party the terms and conditions of this Agreement. In addition, SPSS understands that this Agreement and SPSS' licenses, services and other activities hereunder shall involve access to confidential, proprietary or trade secret information or materials of LICENSEE (or its affiliates, licensors, suppliers, vendors, clients, customers or any other third party to whom LICENSEE owes a duty of confidentiality), in whatever form, tangible or intangible, whether disclosed or provided to SPSS before or after the execution of this Agreement (collectively, "Proprietary Information").

     (b) SPSS agrees during the term of this Agreement and thereafter that it
     (i) shall take all steps reasonably necessary to hold LICENSEE's Proprietary Information in trust and confidence; (ii) shall use Proprietary Information only for the benefit of LICENSEE (and not for the benefit of SPSS or any third party), (iii) shall not use Proprietary Information in any manner or for any purpose not expressly set forth in this Agreement;
     (iv) shall reproduce such Proprietary Information only to the extent reasonably required to fulfill SPSS's obligations hereunder; and (v) shall not disclose, deliver, provide, disseminate or otherwise make available, directly or indirectly, any Proprietary Information to any third party. SPSS may disclose Proprietary Information only to SPSS's employees and agents who have a need to know such Proprietary Information, and who are each obligated by a written agreement to comply with confidentiality provisions no less restrictive than those set forth in this Agreement. SPSS shall take the same degree of care that it uses to protect its own confidential and proprietary information of similar nature and importance (but in no event less than reasonable care) to protect the confidentiality and avoid the unauthorized use, disclosure, publication, or dissemination of Proprietary Information.

     (c) The foregoing obligations in Section 8.6(b) shall not apply to any Proprietary Information to the extent SPSS can prove such Proprietary Information (a) is or has become generally known other than by any act or omission of SPSS; or (b) was rightfully known by SPSS prior to the time of first disclosure to SPSS. In addition, SPSS may use or disclose Proprietary Information to the extent SPSS is legally compelled to disclose such Proprietary Information, provided that SPSS shall use reasonable efforts to give advance notice of such compelled disclosure to LICENSEE, and shall cooperate with LICENSEE in connection with any efforts to prevent or limit the scope of such disclosure and/or use of the Proprietary Information.

8.7 If a part of this Agreement is held unenforceable or invalid or prohibited under law, it shall be deleted from this Agreement and shall not affect the enforceability of the other parts of this Agreement.

8.8 This Agreement shall be interpreted under the laws of the Commonwealth of Massachusetts of the United States of America. With respect to claims initiated by LICENSEE, both parties hereby irrevocably consent to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts. With respect to claims initiated by SPSS, both parties hereby irrevocably consent to the non-exclusive jurisdiction of the courts of the State of Illinois.

IN WITNESS WHEREOF, the parties, through their authorized representatives, have executed this Agreement as of the date last written below ("Effective Date").

For Quaker Fabric Corporation of Fall River (LICENSEE)     For SPSS Inc



Signature:                                                 Signature:
              ------------------------------------                       ----------------------------------
Printed Name:                                              Printed Name:
              ------------------------------------                       ----------------------------------
Title:                                                     Title:
              ------------------------------------                       ----------------------------------
Date:                                                      Date:
              ------------------------------------                       ----------------------------------

                                  SCHEDULES TO
                           SOFTWARE LICENSE AGREEMENT

The following Schedules are hereby incorporated into this Software License
Agreement:

SCHEDULE A     SOFTWARE AND LICENSE FEES

SCHEDULE B     SPECIFICATIONS

SCHEDULE C     MAINTENANCE AND PERFORMANCE METRICS

SCHEDULE D     SOURCE CODE ESCROW AGREEMENT

SCHEDULE E     TRAINING

                                   SCHEDULE A

                            SOFTWARE AND LICENSE FEES

                                   SCHEDULE A

LICENSEE and SPSS agree that the use of the SOFTWARE products listed in this Schedule A shall be subject to the terms and conditions of the Software License Agreement attached or previously executed between the parties.

1. Definitions

     For the purposes of this Schedule and the Software License Agreement, the term listed below shall have the following meaning: 1.1 "AUTHORIZED END-USER" shall mean any person who is affiliated with LICENSEE or its Affiliates or Authorized Third Parties as (i) a full-time or part-time employee; or (ii), a full-time or part-time faculty member; or (iii) a third party contractor while working on LICENSEE'S business.

2. Additional License Grant Terms

2.1 Where appropriate the SOFTWARE is referred to as CLIENT SOFTWARE or SERVER SOFTWARE. SOFTWARE covered by a Per-Seat License or a Concurrent User License is referred to as CLIENT SOFTWARE. SOFTWARE covered by a Server License is referred to as SERVER SOFTWARE. In addition to the license terms set froth in Software License Agreement to which this Schedule A is attached, the following terms apply to the specific types of licenses described below:

2.1.1 Per-Seat License

     With respect to each item of SOFTWARE designated in this Schedule A as having a "Per-Seat License" (if any), the license is limited to use and operation on as many specific client computers as indicated in the Schedule. Each per-seat license is exclusively dedicated for the use of a single AUTHORIZED END-USER on one specific client computer accessing the SERVER SOFTWARE (to be licensed separately) on a server.

2.1.2 Concurrent User License

     With respect to each item of SOFTWARE designated in this Schedule A as having a "Concurrent User License", the license is limited to use and operation on an unspecified number of computers located in any office of the LICENSEE or any of its Affiliates or Authorized Third Parties (whether or not in the United States) accessing the SERVER SOFTWARE (to be licensed separately) on a server (as defined in Section 2.1.3 below), provided that the total number of client computers which may access the server to use the SERVER SOFTWARE at the same time is limited to the number of clients specified in this Schedule A. Such limit of concurrent users may in no way be circumvented through the use of third party interface or multiplexing software or in any other manner whatsoever.

2.1.3 Server License

     With respect to each item of SOFTWARE designated in this Schedule A as having a "Server License", the license is limited to use and operation on a single server with a single or multiple CPU or on one or more designated logical partition within a server with a single or multiple CPU for the use by AUTHORIZED END-USERS. The installation on further partitions within a server, or on one or more different servers with similar processing capability, shall not require the purchase of any additional licenses.

2.2 If LICENSEE is licensing the products "Analyzer" and "Essbase" or "Warehouse Builder" or if LICENSEE is purchasing a Project License, the following additional terms apply to such products only:

2.2.1 If LICENSEE is licensing both "Analyzer" and "Essbase", LICENSEE is granted a free one (1) seat License to use "Warehouse Manager", the SOFTWARE necessary to add databases for use in "Analyzer". The right to use the free License for "Warehouse Manager" is strictly limited to the addition of databases for use in "Analyzer" and to the use of the User Setting function ("Analyzer Designer"). Except as otherwise set forth herein, any use of "Warehouse Manager" beyond this restricted use needs a separate, fully payable license.

2.2.2 If LICENSEE is licensing "Warehouse Builder", either the source or the target server must be designated as the control server. The number of AS/400 servers on which the Warehouse Builder software may be installed shall be as set forth on the attached schedule, and shall be without reference to the number of processors included in any machine.

2.3 SOFTWARE is installed on a computer or workstation when it is loaded into temporary memory (i.e. RAM) or installed into permanent memory (e.g. hard disk, CD-ROM, or other storage device) of that computer or workstation. However installation of the CLIENT SOFTWARE on a network server for the sole purpose of internal distribution within LICENSEE and/or its Affiliates shall not constitute use for which a separate license is required, provided LICENSEE has a separate license for each computer or workstation to which the CLIENT SOFTWARE is distributed.

2.4 This Section shall only apply if LICENSEE is licensing the "Strategy" SOFTWARE or IBM DB2/OLAP SOFTWARE. That SOFTWARE contains technology from IBM Corporation called DAV4J (hereinafter "Program"). Program contains contributions from IBM and many other sources (hereinafter "Contributors"). The terms of the Agreement to which this SCHEDULE is appended shall apply to LICENSEE's use of Program, except for the following: (i) SPSS and the Contributors effectively disclaim all warranties and conditions, express and implied, including warranties or conditions of title and non-infringement, and implied warranties or conditions of merchantability and fitness for a particular purpose; (ii) SPSS and the Contributors disclaim all liability for damages, including direct, indirect, special, incidental, and consequential damages, such as lost profits. To receive a copy of the Program source code and a description of the changes that SPSS made to the Program source code, LICENSEE should refer to the URL location on the SPSS web site "Strategy" Support Web Site, indicated in the "Strategy" Support Documentation. The foregoing shall not diminish SPSS's obligation to provide Maintenance Services with respect to the full SOFTWARE package provided to LICENSEE, including the Program.

Address:                                       Coordinator:
Organization: Quaker Fabric Corporation        Name:       Mr. Robert B. Myers

Address:   941 Grinnell Street                 Title and   Director of Information Technology
           P.O.BOX 2139                        email       bmyers@quakerfabric.com
           Fall River, MA 02721                address:

           Invoice Address if different:

           Shipping Address if different:

---------------------------------------------------------------------------------------------------------------
                                                 License/                                      License Fees
                                     Operating   Service                Unit List License   (Excluding shipping
SOFTWARE                               System      Type.     Quantity          Fee               and taxes)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Query/Report Writer                              Conc              10                            $ 14,000.00
---------------------------------------------------------------------------------------------------------------
Enterprise Reporting                             Server             1                            $ 28,000.00
---------------------------------------------------------------------------------------------------------------
Essbase/400 server                               Server             1                            $ 25,000.00
---------------------------------------------------------------------------------------------------------------
ShowCase Analyzer server                         1-way              1                            $ 15,000.00
---------------------------------------------------------------------------------------------------------------
Essbase/400 users/seats                          Conc               5                            $ 15,750.00
---------------------------------------------------------------------------------------------------------------
ShowCase Analyzer users/seats                    Conc               5                            $  7,000.00
---------------------------------------------------------------------------------------------------------------
Warehouse Builder DB2/400                        Server             1                            $ 17,500.00
---------------------------------------------------------------------------------------------------------------
Warehouse Builder BPCS Source                    Server             2                            $  8,000.00
---------------------------------------------------------------------------------------------------------------
Warehouse Manager                                1-way              3                            $ 13,500.00
---------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerator                 Server             1                                    N/C
---------------------------------------------------------------------------------------------------------------
Sales Deployment Accelerator                     Server             1                                    N/C
---------------------------------------------------------------------------------------------------------------
Warehouse Builder NT/Oracle Source               Server     Unlimited                                    N/C
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Annual Support and Maintenance                                                                   $ 31,750.00
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Server Licenses can run on
multiple CPUs at no additional
charge.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL     $175,500.00
                                                                                                 ===========

--------------------------------------------------------------------------------------
The following information is necessary to generate a password for the system:
--------------------------------------------------------------------------------------
               AS/400 Serial #                Model Number & Feature Code   OS Version
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

Agreed by                               Agreed by
LICENSEE:                               SPSS Inc:
         ----------------------------            -------------------------------
         Authorized Signature                    Authorized Signature

Printed Name:                           Printed Name:

Title:                     Date:        Title:                         Date:

                                   SCHEDULE B

                                 SPECIFICATIONS

STRATEGY Overview

SPSS Solutions Group Product Overview

Warehouse Manager

Warehouse Manager helps day-to-day management of your data warehouse or production database. By using this single, integrated solution, with an interface similar to that of Microsoft'r' Explorer'TM', your system administrators can manage and monitor warehouse security and access, data simplification, resource allocation, and other aspects of your warehouse. The warehouse manager product allows the administrator to grant or revoke authority from library level, table level, column level and row level by individual users or group of users.

Query

The Query component of SPSS Solutions Group STRATEGY allows your organization to access data, whether it is contained in transactional, operational or ERP systems or centralized in data marts or a data warehouse. Query lets your company's end-users probe data without direct IT assistance. Query improves productivity by allowing users to access both relational and multidimensional databases and download information into familiar desktop applications, including Microsoft'r' Excel, Lotus'r' 1-2-3 and Microsoft'r' Word. Use of this product will allow different users who have the same security level that are querying the same data to obtain consistent results.

Report Writer

Report Writer helps end-users create reports of their data analyses. Drag-and-drop features, graphics and other elements make report design intuitive for the beginner, while powerful query and calculation capabilities enable more advanced users to design specialized reports.

With Report Writer, end-users can carry out scheduled or ad hoc data analysis. And since Query is fully integrated into Report Writer, they receive unmatched access to your underlying data. If you create a canned report in Report Writer, different users, who have the same security level, can use Query to access the same data and show the same results by using the canned report created in Report Writer.

Enterprise Reporting

Allows your organization to save reports run by Query or other STRATEGY front-end tools and refresh these reports either on a regular schedule or as needed. You can distribute reports over the web. And end-users can even probe data dynamically over the web.

Warehouse Builder

Warehouse Builder transforms and simplifies your online transaction processing data into information for end-users. It enables your organization to create data marts or a data warehouse and automatically populate relational tables or multidimensional cubes. Warehouse Builder also provides for the replication of operational data from one system to another. This tool is a main reason why you can bring your enterprise wide data together in one centralized location - the AS/400. Warehouse Builder can pull from data sources such as, other AS/400s, Oracle, SQL Server, Lotus Notes and Domino, MS Access, and MS Excel

Essbase for Online Analytical Processing (OLAP)

With Essbase/400, your company gains the power to share and analyze current data to support the planning and forecasting activities.

Industry-leading Essbase technologies deliver give your organization the ability to perform not only historical data analysis but also budgeting and planning, "what if" analyses.

Analyzer

Analyzer allows your company's end-users to access multidimensional and relational data stores, analyze that information and even "drill through" to the underlying detailed data. They can easily display information as charts, spreadsheets, or custom reports. This powerful viewer sorts, ranks, filters, calculates and graphs data for deeper understanding at a glance. Analyzer allows users to store and manage these views, making it possible to share information throughout the enterprise.

Analyzer for the Web

Brings the power of Analyzer to your company's intranet. Operating over common Internet browsers, such as Microsoft'r' Internet Explorer or Netscape'r' Navigator, Analyzer for the Web allows users to create, store and manage graphical views of data, which can then be shared electronically throughout the enterprise.

                                   SCHEDULE C

                      MAINTENANCE AND PERFORMANCE METRICS

SPSS will make available to LICENSEE updates, maintenance and support services as set forth below with respect to the SOFTWARE, and any release thereof delivered by SPSS to LICENSEE hereunder.

I.   UPDATES

Updates, error corrections and new releases of the Software shall be provided to LICENSEE in electronic form, when and if they are made available by SPSS. If SPSS cannot provide an update, error correction or new release via electronic form, SPSS will send such upgrade in the format available.

II.  SUPPORT as set forth below.

     Introduction

     This document describes the support and standards of support provided by SPSS Inc to LICENSEE. SPSS Inc is committed to providing a high level of support to ensure that LICENSEE will realize the complete value of their investment in SPSS products.

     This agreement is intended to guarantee that users receive an acceptable level of response to their needs and to ensure common expectations of quality and timeframes for support provided by the SPSS Support organization. The Support organization's goal is:

          o Timely and effective technical support of SPSS products to enable our customers to realize the full value of their investment in SPSS products.

     This level of support will be provided throughout LICENSEE for all supported hardware and software configurations.

Supported Technology

     SPSS Inc will provide support to LICENSEE for those SPSS features and/or products that LICENSEE has covered under a current maintenance contract.

     SPSS will be unable to provide support for operating system releases not supported by the manufacturer.

     Customer Service

     Service Access:

     All requests for technical support should be directed to SPSS Inc, Technical Support. SPSS Technical Support services are accessible via:

          o    Phone

          o    Email

Problem Priority:

     All support requests will be assigned a tracking number by SPSS which will be provided to the LICENSEE support requestor. At the time a problem is reported, the requestor will be asked to provide an assessment of the impact the problem is having on LICENSEE . The following designations will be used to assign problem severity based on the information provided by
     LICENSEE:

          o Severity 1 - Critical problem. Application or significant module unavailable or the results produced by application are erroneous as result of error in the application. No acceptable workaround available.

          o Severity 2 - High Impact. Function limited or workaround difficult to implement.

          o Severity 3 - Low Impact. Cosmetic change such as screen wording or a typographical error.

     Hours of Operation:

     SPSS Technical Support is available 9:00am to 5:00pm CST, Monday through Friday except for nationally recognized holidays, President's Day, Christmas Eve Day and the Friday after Thanksgiving.

     Service Measures:

Problems:

     -----------------------------------------------------------------------
     Severity   Reporting Method           Response
     -----------------------------------------------------------------------
      1,2,3        Telephone       100% - 4 business hours
     -----------------------------------------------------------------------
      1,2,3          Email         100% - 4 business hours
     -----------------------------------------------------------------------

Defects:

     ----------------------------------------
     Priority    Estimated Correction Times*
     ----------------------------------------
        1       Bypass or fix within 24 hours
     ----------------------------------------
        2       Bypass or fix within 30 days
     ----------------------------------------
        3       Bypass or fix in next release
     ----------------------------------------

     * "Bypass or fix" means that substantial functionality has been restored to the SOFTWARE with no material impact on LICENSEE's ability to use or access the SOFTWARE.

     For priority 1 errors, SPSS shall use best efforts to meet the estimated correction times set forth above.

Problem Updates:

     ---------------------------------------------------------
     Severity                   Frequency
     ---------------------------------------------------------
        1       Every 4 hours and upon request by LICENSEE
     ---------------------------------------------------------
        2       Daily (unless otherwise mutually agreed upon)
     ---------------------------------------------------------
        3       Weekly (unless otherwise mutually agreed upon)
     ---------------------------------------------------------

     SPSS will also make available to LICENSEE access to an online knowledgebase. This online system can be accessed any time of the day or week.

     Patches:

     Fixes to reported product problems will be made available to LICENSEE on the SPSS Technical Support web site. The fixes will be available for downloading and installation.

     Quality:

     All SPSS releases are tested by a Quality Assurance Test Team. Individual emergency patches (for high severity problems) generally will not have the same level of testing prior to being made available to LICENSEE. In these cases, SPSS will work with LICENSEE to assist in making an informed decision on installing the emergency patch.

     Emergency Situations:

     In the event of a severe problem with the SPSS software, LICENSEE will contact SPSS support via one of the communication channels and inform SPSS that this problem is considered to be severe. In addition, it is strongly recommended that for serious problems, LICENSEE contact the Manager of Technical Support and apprise the manager of the situation. The Manager of Support will work closely with LICENSEE management to resolve the issue in as expeditious a manner possible and minimize the impact of the problem on LICENSEE's business operations.

     Customer Responsibilities:

     LICENSEE agrees to maintain their systems on a supported release of SPSS software. In addition, they will not attempt to make modifications to the existing code without prior approval from SPSS. Any modifications to the software will not be supported without prior arrangement.

     In some cases it may become necessary to remotely connect to LICENSEE system(s) to collect diagnostic information. If such a circumstance arises, SPSS Support will work with LICENSEE's management to arrange for such connection. LICENSEE agrees to provide reasonable access to their system(s) for such problem resolution. All information obtained by SPSS as a result of access to LICENSEE's systems or otherwise through performance of Maintenance Services shall constitute Proprietary Information of LICENSEE.

     Problem Escalation

     Escalation Procedure - In the event SPSS has responded to LICENSEE's request but has been unable to provide either a temporary or permanent resolution or a plan for so doing within a twenty four (24) hour timeframe for a Severity Level 1 situation, Licensee should notify the SPSS's Support Manager to inform him/her of the situation and the SPSS Support Manager and LICENSEE shall meet via the phone to discuss the situation If after 48 hours the situation is still unresolved, the LICENSEE should notify the Vice President of Global Support and inform him of the situation and meet with him via the phone to discuss the situation The SPSS Support Manager, and if necessary, Vice President of Global Support will remain involved in any Severity 1 situations that get reported to them in accordance with this paragraph.

                                   SCHEDULE D

          SOURCE CODE ESCROW AGREEMENT AND THIRD PARTY BENEFICIARY FORM

                       MASTER PREFERRED ESCROW AGREEMENT

                      Master Number ___________________

This agreement "Agreement" is effective _____________, 20___ among DSI Technology Escrow Services, Inc. ("DSI"), ______________________________________
("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 -- DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, and Exhibit D naming the Deposit Account, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3. Escrow Account Name Identification. Subject to this Section 1, and at the time Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by the Depositor to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, shall be provided for by the Depositor on Exhibit E, and Exhibit E shall be signed by the Depositor and DSI.

1.4 Acceptance of Deposit. When DSI receives the Deposit Materials, DSI will conduct a deposit inspection. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred

Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI. Other than DSI's inspection of the Deposit Materials, DSI shall have no obligation to the accuracy, completeness, functionality, performance or non-performance of the Deposit Materials.

1.5. Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. As of the effective date of this Agreement and thereafter, the Deposit Materials will not be the subject of a lien or encumbrances that will prohibit, limit, or alter the rights and obligations of DSI under this Agreement;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Upon receipt of a written request from Preferred Beneficiary, DSI and Preferred Beneficiary may enter into a separate proposal agreement pursuant to which DSI will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its accuracy, completeness, sufficiency and quality ("Verification Proposal Agreement"). Depositor shall reasonably cooperate with DSI by providing its facilities, computer software systems, and technical and support personnel for verification whenever reasonably necessary. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election, an independent contractor or company selected by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within sixty (60) days of each release of a new version of the product, which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement or any subsequent agreement between the Parties, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the terms of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal including, but not limited to, notices delivered pursuant to 7.6 below.

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history semi-annually.

ARTICLE 3 -- RIGHT TO MAKE COPIES

3.1 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed. Any copying expenses incurred by DSI as a result of a request to copy will be borne by the party requesting the copies.

Alternatively, DSI may notify Depositor requiring its reasonable cooperation in promptly copying the Deposit Materials in order for DSI to perform this Agreement.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the existence with correction of an of the following conditions for a period of thirty (30) days:

     a.   Entry of an order as to Depositor under Title 11 of the United States
          Code

     b. The making by Depositor of a general assignment for the benefit of creditors

     c. The appointment of a general receiver or trustee in bankruptcy of Depositor's business

     d. Action by Depositor under any state insolvency or similar law for the purpose of Depositor's bankruptcy, reorganization or liquidation.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Within five (5) business days of receipt of a written notice, DSI shall provide a copy of the notice to Depositor. DSI will promptly notify the Parties unless DSI acknowledges or discovers independently, or through the Parties, its need for additional documentation or information in order to comply with this section. Such need for additional documentation or information may extend the time period for DSI's performance under this section.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten (10) business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Section 7.4. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.4; or (c) order from a court of competent jurisdiction.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expenses will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5 -- TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one
(1) year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) DSI instructs Depositor and Preferred Beneficiary in writing ninety (90) days after its renewal date that the Agreement is terminated for nonpayment in accordance with Section 5.2; or (c) DSI reserves the right to terminate this Agreement, for any reason, other than nonpayment, by providing Depositor and Preferred Beneficiary sixty (60) days written notice of its intent to terminate this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of the Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.5);

     b.   The obligations of confidentiality with respect to the Deposit
          Materials;

     c.   The obligation to pay DSI any fees and expenses due;

     d.   The provisions of Article 7; and

     e. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least sixty (60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service, including release of any Deposit Materials under Article 4, unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement except where it is adjudged that DSI acted with gross negligence or willful misconduct.

7.3 Limitation of Liability. In no event will DSI be liable for any incidental, indirect, special, exemplary, punitive or consequential damages, including, but not limited to, damages (including loss of data, revenue, and/or profits) costs or expenses (including legal fees and expenses), whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement; and in no event shall the collective liability of DSI exceed ten times the fees paid under this Agreement. The foregoing limitation of liability does not apply with respect to any acts of gross negligence, personal injury claims, property damage claims (excluding the Deposit), or intellectual property infringement ("Exclusions"). With the exception of the Exclusions, DSI shall in no event be liable for any incidental, punitive, special, indirect or consequential damages.

7.4 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be submitted to, and settled by arbitration by a single arbitrator chosen by the Chicago Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall apply Illinois law. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Chicago, Illinois, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. If, however, Depositor and/or Preferred Beneficiary refuses to submit to arbitration, the matter shall not be submitted to arbitration and DSI may submit the matter to any court of competent jurisdiction. Any costs of arbitration incurred by DSI, including reasonable attorney's fees and costs, shall be divided equally and paid by Depositor and Preferred Beneficiary.

7.5 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Illinois, without regard to its conflict of law provisions.

7.6 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction, which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least five (5) business days prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 -- GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and Exhibits A, B, C, D and E described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed by any party, Exhibit D need not be signed by Preferred Beneficiary or DSI and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Waiver. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.

8.6 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

8.7 Attorney's Fees. In any litigation or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks declaration of any rights or obligations under this Agreement, the prevailing party who has proven in court by court decree, judgment or arbitrator's decision that the other party has materially breached its representation and/or warranty under this Agreement shall be awarded reasonable attorneys' fees, together with any costs and expenses, to resolve the dispute and to enforce final judgement.

8.8 No Third Party Rights. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

8.9 Authority to Sign. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement.

8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                           DSI Technology Escrow Services, Inc.
----------------------------------------
Depositor


By:                                        By:
    ------------------------------------       ---------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------
Date:                                      Date:
      ----------------------------------         -------------------------------

                                   EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                      Account Number ______________________

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:


---------------------------------------   --------------------------------------
Depositor                                 Preferred Beneficiary


By:                                       By:
    -----------------------------------       ----------------------------------
Name:                                     Name:
      ---------------------------------         --------------------------------
Title:                                    Title:
       --------------------------------          -------------------------------
Date:                                     Date:
      ---------------------------------         --------------------------------

                                                                       EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _________________________________________________________

Account Number _________________________________________________________________

Product Name _________________________________ Version _________________________
(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity    Media Type & Size            Label Description of Each Separate Item

_________   Disk 3.5" or ____

_________   DAT tape ____mm

_________   CD-ROM

_________   Data cartridge tape ____

_________   TK 70 or ____ tape

_________   Magnetic tape ____

_________   Documentation

_________   Other __________________

PRODUCT DESCRIPTION:

Environment ____________________________________________________________________

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.
Encryption tool name _____________________ Version _____________________________
Hardware required ______________________________________________________________
Software required ______________________________________________________________
Other required information _____________________________________________________

I certify for Depositor that the         DSI has inspected and accepted
above described Deposit Materials        the above materials
have been transmitted to DSI:            (any exceptions are noted above):


Signature                                Signature
          ---------------------------              -----------------------------
Print Name                               Print Name
           --------------------------               ----------------------------
Date                                     Date Accepted
     --------------------------------                  -------------------------

                                         Exhibit B#
                                                    ----------------------------

                                                                       EXHIBIT C

                               DESIGNATED CONTACT

                      Master Number ______________________

Notices, deposit material returns and      Invoices to Depositor should be
communications to Depositor should         addressed to:
be addressed to:

Company Name: _________________________    _____________________________________
Address: ______________________________    _____________________________________
         ______________________________    _____________________________________
         ______________________________    _____________________________________
Designated Contact: ___________________    Contact: ____________________________
Telephone: ____________________________    _____________________________________
Facsimile: ____________________________    P.O.#, if required: _________________
E-mail: _______________________________
Verification Contact: _________________
Telephone/E-mail: _____________________
_______________________________________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

DSI has two Operations Centers to          All invoice fee remittances to DSI
service you. Agreements, Deposit           should be addressed to:
Materials and notices to DSI should be
addressed to: (select location)

Attn: Client Services                      DSI Technology Escrow Services, Inc.
9265 Sky Park Court, Suite 202             PO Box 45156
San Diego, CA 92123                        San Francisco, CA 94145-0156
Telephone: (858) 499-1600
Facsimile: (858) 694-1919
E-mail: clientservices@dsiescrow.com

or

                                           Date: ___________________________

Attn: Client Services
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: 770-239-9200
Facsimile: 770-239-9201
E-mail: clientservices@dsiescrow.com

                                                                       EXHIBIT D

                             NAME OF INITIAL ACCOUNT

              Account Number ______________________________________

_______________________________ ("Depositor") has entered into a Master
Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

The initial account will be referenced by the following name:

______________________________________________________________.


---------------------------------------
Depositor


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

                                                                       EXHIBIT E

                            ADDITIONAL ESCROW ACCOUNT
                      TO MASTER PREFERRED ESCROW AGREEMENT

                      Master Number _________________________

                    New Account Number ______________________

_______________________________ ("Depositor") has entered into a Master
Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name: _____________________________.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.


                                          DSI Technology Escrow Services, Inc.
----------------------------------------
Depositor


By:                                        By:
    -----------------------------------        ---------------------------------
Name:                                      Name:
      ---------------------------------          -------------------------------
Title:                                     Title:
       --------------------------------           ------------------------------
Date:                                      Date:
      ---------------------------------          -------------------------------

                              PREFERRED BENEFICIARY
                                 ACCEPTANCE FORM

                      Account Number ______________________

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that ___________________________ is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective ___________, 20__ with DSI as the escrow agent and ___________________ as the
Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name                               Account Number
_______________________________________    _____________________________________
_______________________________________    _____________________________________
_______________________________________    _____________________________________

Notices and communications to Preferred
Beneficiary should be addressed to:        Invoices should be addressed to:

Company Name: _________________________    _____________________________________
Address: ______________________________    _____________________________________
         ______________________________    _____________________________________
         ______________________________    _____________________________________
Designated Contact: ___________________    Contact: ____________________________
Telephone: ____________________________    _____________________________________
Facsimile:_____________________________    P.O.#, if required:__________________
E-mail:  _____________________________


---------------------------------------    -------------------------------------
Preferred Beneficiary                      Depositor


By:                                        By:
    -----------------------------------        ---------------------------------
Name:                                      Name:
      ---------------------------------          -------------------------------
Title:                                     Title:
       --------------------------------           ------------------------------
Date:                                      Date:
      ---------------------------------          -------------------------------


DSI Technology Escrow Services, Inc.


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

                      PREFERRED BENEFICIARY ACCEPTANCE FORM

                         Account Number ________________

Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that Quaker Fabrics is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement ("Agreement") effective December 20, 2002 with DSI as the escrow agent and SPSS Inc. as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

By signing below, the parties agree that the release conditions set forth in the Master Preferred Escrow Agreement shall be replaced with the following conditions:

(i) SPSS Inc.'s material breach of its maintenance or support obligations, which breach is not cured within thirty (30) days following notification thereof by Quaker Fabrics ; (ii) the termination of the License Agreement entered into by SPSS Inc. and Quaker Fabrics, dated December 31, 2002, (hereinafter "Licensed Agreement"), which a copy has been provided to DSI Technology Escrow Services, Inc. pursuant to Section 5.2(b) of the License Agreement, (iii) SPSS Inc.'s failure to continue to do business in the ordinary course, (iv) SPSS Inc. becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, or (v) SPSS Inc. fails to provide an update of the software licensed under the License Agreement with a new version of the IBM OS400 operating system within one year following IBM's general release of such new version (collectively, "Release Conditions").

Notices and communications to              Invoices should be addressed to:
Preferred Beneficiary should be
addressed to:

Company Name:
Address:

Designated Contact:                        Contact:
Telephone:                                 Telephone:
Facsimile:                                 P.O.# if required:

SPSS Inc.                                  Quaker Fabrics
Depositor                                  Preferred Beneficiary


By:                                        By:
    -----------------------------------        ---------------------------------
Name:                                      Name:
      ---------------------------------          -------------------------------
Title:                                     Title:
       --------------------------------           ------------------------------
Date:                                      Date:
      ---------------------------------          -------------------------------


DSI Technology Escrow Services, Inc.


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------
Date:
      ---------------------------------

                                   SCHEDULE E

                                    TRAINING

     Training Courses

     Here is a listing of SPSS Solutions Group training courses offered in North America. Each course will have a detailed course description, the dates and locations offered, and the cost for participating. The courses are divided into three categories End User, Business Analyst and IT Professional.

     End User Training

     ShowCase'r' Analyzer'TM' Training- 1 day $500.00

     This class provides end user training on Analyzer, a component of the STRATEGY suite of business intelligence products. Training will emphasize the use of Analyzer functions for performing the following tasks:

o Accessing data in a multidimensional database using the Analyzer Windows application

o Creating ad-hoc reports to conduct trend, financial, sales, and "what if" analyses

o Creating reports that include pivoting, traffic-lighting, sorting, ranking, filtering, and calculations

o    Designing customized forms and pinboards for viewing data

o    Accessing data in a multidimensional database from a Web browser

o Accessing relational data in special structures called data models and lookups

     ShowCase'r''TM' Query Training- 2 days $1000.00

     This class provides comprehensive end user training for Query, a component of the STRATEGY suite of business intelligence products. The class begins with learning basic query building skills, and ends with publishing queries as reports. Learning experiences include creating joins, adding variables and prompts, and creating new columns and conditions with SQL functions. Query can use certain Microsoft Windows'r' applications as alternate data viewers and provides add-in features for Microsoft'r' Excel'TM' and Lotus 1-2-3'r' spreadsheets. These add-in features can add additional functionality to your existing spreadsheet applications. Sharing and publishing queries and reports through a client/server environment using STRATEGY's Enterprise Reporting is also introduced.

     ShowCase'r''TM' Advanced Query Training- 2 days $1000.00

     This class begins with defining expressions and building complex conditions using SQL. Extensive time will be spent using the Query add-ins with Microsoft Excel. The student will learn how to work with Structured Query Language (SQL) to create Subselects and Unions. The use of dates and the data storage of dates are discussed, as well as porting data from multiple data sources, and the use of the SQL functions in a complex expression. Available resources and error handling will be discussed. Sharing and publishing of queries using the STRATEGY Enterprise Reporting feature are introduced. The class presents information from an advanced end-user perspective through presentation and hands-on learning experiences.

     End User Training (cont.)

     ShowCase'r''TM' Report Writer Training- 1 day $500.00

     This class provides comprehensive end user training for Report Writer'TM'. Report Writer is a data presentation tool that utilizes Query for data retrieval. This class emphasizes using Report Writer functions and will not cover learning the basic query building skills. Instead, this Report Writer class will integrate the user-friendly ShowCase Query interface and incorporate GUI report writing capabilities for formatting and analysis. This is accomplished with the use of columnar reports, crosstab reports, form reports, label reports, charting and graphics to enhance the look of a query. Report Writer features are also emphasized through creating complex derived fields with macros.

     Business Analyst Training

     Microsoft'r' Excel'TM' for Essbase'r' Training- 1 day $600.00

     This class provides comprehensive training for business analysts and end users. The processes of accessing and analyzing data maintained in Essbase multidimensional databases using Microsoft Excel are emphasized. The following functionality of Essbase Microsoft Excel Add-ins is presented: basic data access using ad hoc reporting, advanced data retrieval, and formal reports and charts. Basic data access techniques introduce the student to common Essbase terminology, logging on to the Essbase server, basic data retrieval methods, and configuring add-in environment options. Users will be able to create quick, customized reports that can be used for analysis and reporting. Advanced data access focuses on customizing specific data selection and filtering techniques by using member selection options and the database query functions. Finally, students will learn how to create more formal or permanent reports, which include spreadsheet formulas and charts based on Essbase data. The class addresses topics through lecture and provides hands-on exercises to reinforce the learning points.

     IT Professional Training

     ShowCase'r''TM' Enterprise Reporting Training- 1 day $500.00

     This course covers the installation and configuration of ShowCase Enterprise Reporting'TM' from the ground up. Topics include server setup, client needs, the configuration of enterprise servers, managing security, and troubleshooting. End-user functionality is also emphasized. The class addresses topics through lecture and provides hands-on exercises to reinforce the learning points.

     IT Professional Training (cont.)

     ShowCase'r''TM' Warehouse Manager Training- 1 day $500.00

     This class provides comprehensive technical training on the Warehouse Manager'TM' product and on the Data Views function in Query'TM'.

     Warehouse Manager training emphasizes the use of Warehouse Manager functions for performing the following tasks:

o    Managing server options and settings required for STRATEGY functions

o    Creating and managing iSeries (AS/400) user profiles

o Allocating and managing iSeries resources for users of Query and Report Writer'TM'

o Setting security values for controlling access to iSeries objects and STRATEGY applications

o    Managing licenses for STRATEGY products

o    Creating alias names for iSeries objects

o    Running pre-built STRATEGY reports and auditing STRATEGY usage

     The Data Views training focuses on using Query to create SQL views on the iSeries.

     Lab exercises are included to reinforce the learning experience

     ShowCase'r''TM' Warehouse Builder Training- 1 day $500.00

     Warehouse Builder allows IT professionals to move operational data from iSeries (AS/400) transaction databases to an iSeries data warehouse server. While Warehouse Builder may be used for simple data replication, it also may be used to cleanse and transform data, summarize data, and track transaction history information at transfer time. Additionally, Warehouse Builder may be used to automatically load and calculate Essbase for iSeries or other multidimensional databases. Warehouse Builder integrates STRATEGY Query's graphical user interface for selection of tables, rows, and columns to transfer. It enables users to build expressions, to create aggregated files, to create indexes on the target system, to define SQL statements for execution on the source or target system either before or after a transfer, to append information to existing target tables, to add timestamps to rows moved during a distribution, and to call other user programs. Users define how and when to move data by combining transfers into distribution sets, scheduling the distribution sets to execute by time or event, and defining the order of distributions within a set.

     Developed by product specialists and professional instructors, this class provides comprehensive, technical training for IT professionals using Warehouse Builder. The creation of complex source and target distribution definitions and the creation and execution of distribution sets are emphasized. Lab exercises are included to reinforce the learning points. Also included is information about distribution performance issues, which facilitates the building of "resource effective" distributions.

     IT Professional Training (cont.)

     ShowCase'r' Introduction to Essbase'r' Training- 3 days $1,800.00

     The basic class provides comprehensive, technical training for IT professionals. The processes of building, maintaining, and managing multidimensional databases are emphasized. The following functionality of Essbase iSeries is presented: the structure of an Essbase database, Application Manager, generation of Essbase outlines and rule files, Attribute Dimensions, Formula Editor, calc scripts, and data navigation. Warehouse Builder'TM' is discussed in the class as an aid to the development of multidimensional databases. Warehouse Builder may be used to automatically load and calculate Essbase or other multidimensional databases. Warehouse Builder integrates STRATEGY Query's graphical user interface for selection of tables, rows, and columns to transfer. End users may also examine Essbase databases using the Microsoft Excel and Lotus 1-2-3 add-ins shipped with Essbase or using Analyzer'TM'. In addition, Essbase includes a set of modules that allows users to translate, analyze, and report foreign financial data. The class addresses topics through lecture and provides hands-on exercises to reinforce the learning points.

ShowCase Training Calendar

--------------------------------------------------------------------------------
Date                Event                              Location
--------------------------------------------------------------------------------
9/9/02-9/10/02      Query Training                     Chicago, Illinois
--------------------------------------------------------------------------------
9/11/02             Report Writer Training             Chicago, Illinois
--------------------------------------------------------------------------------
9/12/02-9/13/02     Advanced Query Training            Chicago, Illinois
--------------------------------------------------------------------------------
9/16/02-9/18/02     Introduction to Essbase Training   Chicago, Illinois
--------------------------------------------------------------------------------
9/19/02             Analyzer Training                  Chicago, Illinois
--------------------------------------------------------------------------------
9/20/02             Excel for Essbase Training         Chicago, Illinois
--------------------------------------------------------------------------------
9/23/02-9/24/02     Query Training                     San Francisco, California
--------------------------------------------------------------------------------
9/23/02             Query Training                     Chicago, Illinois
--------------------------------------------------------------------------------
9/25/02             Report Writer Training             San Francisco, California
--------------------------------------------------------------------------------
9/25/02             Warehouse Manager Training         Chicago, Illinois
--------------------------------------------------------------------------------
9/26/02-9/27/02     Advanced Query Training            San Francisco, California
--------------------------------------------------------------------------------
9/26/02             Advanced Query Training            Chicago, Illinois
--------------------------------------------------------------------------------
10/7/02-10/8/02     Query Training                     Orlando, Florida
--------------------------------------------------------------------------------
10/9/02             Report Writer Training             Orlando, Florida
--------------------------------------------------------------------------------
10/10/02-10/11/02   Advanced Query Training            Las Vegas, Nevada
--------------------------------------------------------------------------------
10/14/02-10/15/02   Query Training                     Chicago, Illinois
--------------------------------------------------------------------------------
10/15/02            Analyzer Training                  Chicago, Illinois
--------------------------------------------------------------------------------
10/16/02            Report Writer Training             Chicago, Illinois
--------------------------------------------------------------------------------
10/17/02-10/18/02   Advanced Query Training            Chicago, Illinois
--------------------------------------------------------------------------------
10/21/02-10/23/02   Introduction to Essbase Training   Chicago, Illinois
--------------------------------------------------------------------------------
10/24/02            Analyzer Training                  Chicago, Illinois
--------------------------------------------------------------------------------
11/4/02-11/5/02     Query Training                     Las Vegas, Nevada
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11/6/02             Report Writer Training             Las Vegas, Nevada
--------------------------------------------------------------------------------
11/7/02-11/8/02     Advanced Query Training            Las Vegas, Nevada
--------------------------------------------------------------------------------
11/11/02-11/12/02   Query Training                     Chicago, Illinois
--------------------------------------------------------------------------------
11/13/02            Report Writer Training             Chicago, Illinois
--------------------------------------------------------------------------------
11/14/02-11/15/02   Advanced Query Training            Chicago, Illinois
--------------------------------------------------------------------------------
11/18/02-11/20/02   Introduction to Essbase Training   Chicago, Illinois
--------------------------------------------------------------------------------
11/21/02            Analyzer Training                  Chicago, Illinois
--------------------------------------------------------------------------------
11/22/02            Enterprise Reporting Training      Chicago, Illinois
--------------------------------------------------------------------------------
12/9/02-12/10/02    Query Training                     Chicago, Illinois
--------------------------------------------------------------------------------
12/11/02            Report Writer Training             Chicago, Illinois
--------------------------------------------------------------------------------
12/12/02-12/13/02   Advanced Query Training            Chicago, Illinois
--------------------------------------------------------------------------------
12/16/02-12/18/02   Introduction to Essbase Training   Chicago, Illinois
--------------------------------------------------------------------------------
12/19/02            Analyzer Training                  Chicago, Illinois
--------------------------------------------------------------------------------
12/20/02            Excel for Essbase Training         Chicago, Illinois
--------------------------------------------------------------------------------